UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2020

Clinigence Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53862	11-3363609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 1st Ave. N, Suite 901 St. Petersburg, FL	33701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 607-6393

(Former name or former address, if changed since last report)

55 Ivan Allen Jr. Blvd. NW, #875

Atlanta, Georgia

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CLNH	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Reports.

On September 8, 2020, the board of directors (the “Board”) of Clinigence Holdings, Inc. (the “Company”), following discussion by the audit committee of the board of directors (the “Audit Committee”) with the Company’s independent registered public accounting firm, Prager-Metis CPA LLC (“Prager”), concluded that the following previously filed financial statements of the Company should not be relied upon:

  · The Company’s unaudited financial statements for the quarterly period ended June 30, 2020, contained in the Company’s Quarterly Reports on Form 10-Q, originally filed with the Securities and Exchange Commission (“SEC”) on August 19, 2020 (the “Q2 Report”) the Company’s Quarterly Reports on Form 10-Q/A, originally filed with the Securities and Exchange Commission (“SEC”) on August 20, 2020 (the “Q2/A Report” and collectively with Q2 Report “Q2Q2/A Report”).

The conclusion to prevent future reliance on the Q2 financial statements for the period ended June 30 2020 filed with the SEC on August 19, 2020 and the Company’s Quarterly Reports on Form 10-Q/A, originally filed with the SEC on August 20, 2020, resulted from the determination that the Company made the Q2Q2/A Report filings prematurely before the Company’s independent registered public accounting firm completed its review. The Q2Q2/A Report should not be relied upon. These filings were management-prepared and filed by management and should not have been filed.

The Company expects to file an Amendment No. 2 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020, which will have been reviewed by the Company’s independent registered public accounting firm, as soon as practicable after the filing of this Current Report on Form 8-K.

        The executive officers of the Company discussed the matters disclosed in this Item 4.02 with Prager. The Company also provided a copy of the foregoing Item 4.02 disclosures to Prager and requested that Prager furnish it with a letter addressed to the SEC stating whether Prager agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of Prager’s response letter is filed as Exhibit 16.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. Reference is made to the Exhibit Index following the signature page of this Current Report on Form 8-K, which is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 8, 2020

Clinigence Holdings, Inc.

By: /s/ Elisa Luqman

Elisa Luqman

Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
16.1	Prager-Metis CPA LLC Response Letter

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